UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K
                            CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) February 10, 2015


                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


      Delaware                       1-3390                04-2260388
(State or other jurisdiction of   (Commission           (I.R.S. Employer
 incorporation)                   File Number)         Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                     66202
  (Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code (913) 676-8800


                            Not Applicable
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  5.02  Departure  of  Directors  or  Certain  Officers;  Election   of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2015, John A. Virgo, Senior Vice President, Corporate Controller and Chief Accounting Officer, gave notice of his retirement from Seaboard Corporation, effective March 31, 2015. Mr. Virgo, who joined Seaboard in 1996, has agreed to continue in a consulting role to assist in the transition after his retirement.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE: February 12, 2015

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Executive Vice President,
                               Chief Financial Officer

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